UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2011

HCA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 8, 2011, HCA Holdings, Inc. (the “Company”) issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing a revision to the Company’s accounting treatment for the recognition of HITECH incentive payments related to meaningful use of certified electronic health record technology and the corresponding revision to the Company’s guidance for full year 2011. The Company will host a conference call at 8:00 a.m. Central Standard Time on Tuesday, November 8, 2011 to discuss additional detail regarding the change in accounting treatment and the corresponding revision to its guidance for full year 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	99.1 Press Release, dated November 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.

/s/ R. Milton Johnson
R. Milton Johnson
President and Chief Financial Officer

Date: November 8, 2011

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated November 8, 2011.